Prospectus supplement dated December 8, 2020

to the following prospectus(es):

Newport PCVUL prospectus dated May 1,2008

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The following disclosure changes are made to the prospectus:

The prospectus offers the following underlying mutual fund as an investment option under the policy.

Effective on or about February 9, 2021, the name of the investment option is updated as indicated below:

CURRENT NAME	UPDATED NAME
BlackRock Variable Series Funds, Inc. - BlackRock Advantage U.S. Total Market V.I. Fund: Class II	BlackRock Variable Series Funds, Inc. - BlackRock Advantage SMID Cap V.I. Fund: Class II

PROS-0441	1